Comerica Incorporated Second Quarter 2024 Financial Review July 19, 2024 This presentation, and other Comerica written and oral communications, include statements that are not historical facts but rather are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “achieve, anticipate, aspire, assume, believe, can, commit, confident, continue, could, designed, enhances, estimate, expect, feel, forecast, forward, future, goal, grow, guidance, guide, initiative, intend, look forward, maintain, may, might, mission, model, objective, opportunity, outcome, on track, outlook, plan, position, potential, project, propose, remain, risk, seek, should, signs, strategy, strive, target, trajectory, trend, until, well-positioned, will, would” or similar expressions, as they relate to Comerica, or to economic, market or other environmental conditions or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (changes in customer behavior; unfavorable developments concerning credit quality; and declines or other changes in the businesses or industries of Comerica's customers); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from the Bloomberg Short-Term Bank Yield Index towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies and their soundness); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; negative effects from inflation; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events, including pandemics; physical or transition risks related to climate change; changes in accounting standards; the critical nature of Comerica's accounting policies, processes and management estimates; the volatility of Comerica’s stock price; and that an investment in Comerica’s equity securities is not insured or guaranteed by the FDIC). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 14 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Safe Harbor Statement 2©2024, Comerica Inc. All rights reserved.

2Q24 Review 3©2024, Comerica Inc. All rights reserved. Successful execution of strategic priorities positions for responsible growth Period-end loans ($ in billions) Published 16th annual Corporate Responsibility Report Recognized as one of the “Best Companies to Work For”, “Best in Financial Services”, & “Best Companies in the South” by U.S. News Recognized as one of the 2024 Top 50 Companies by Fair360, formerly DiversityInc Recognized as one of the 50 most community- minded companies for 9th consecutive year by Points of Light Earned Texas Bankers Foundation Cornerstone Award for Comerica BusinessHQ Achieved $3.0B in Green Lending in 2Q; aligned with commitment to sustainability NIM Noninterest expenses ($ in millions) Net Charge-Offs (% of total loans) EPS Noninterest income ($ in millions) $50.8 $51.9 1Q24 2Q24 0.10% 0.09% 1Q24 2Q24 2.80% 2.86% 1Q24 2Q24 $603 $555 1Q24 2Q24 $236 $291 1Q24 2Q24 $0.98 $1.49 1Q24 2Q24 2Q24 Results Favorable customer trends, prudent credit discipline & reduced impact from notable items drove improved profitability compared to 1Q24 1Includes gains/(losses) related to deferred comp asset returns of $4MM 2Q23, $6MM 1Q24, $0.5MM 2Q24 in noninterest income & $4MM 2Q23, $6MM 1Q24, $2MM 2Q24 in noninterest expense 2Diluted earnings per common share 3Refer to reconciliation of non-GAAP financial measures in appendix 4Noninterest expenses as a percentage of the sum of net interest income and noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares and changes in the value of shares obtained through monetization of warrants 52Q24 estimated 6Reflects a $14MM benefit as a result of changes in the combined state income tax rate applicable to deferred tax assets & liabilities offset by discrete items from vested stock awards of $3MM in 1Q24 (millions, except per share data) 2Q24 1Q24 2Q23 Change From 1Q24 2Q23 Average loans $51,071 $51,372 $55,368 $(301) $(4,297) Average deposits 63,055 65,310 64,332 (2,255) (1,277) Net interest income 533 548 621 (15) (88) Provision for credit losses -- 14 33 (14) (33) Noninterest income1 291 236 303 55 (12) Noninterest expenses1 555 603 535 (48) 20 Provision for income tax 63 29 83 34 (20) Net income 206 138 273 68 (67) Earnings per share2 $1.49 $0.98 $2.01 $0.51 $(0.52) Adjusted Earnings per share2,3 1.53 1.29 2.05 $0.24 $(0.52) Efficiency Ratio4 67.77% 76.91% 57.70% CET15 11.55% 11.48% 10.31% Key Performance Drivers 2Q24 compared to 1Q24 • Average loans declined 0.6% due to muted 1Q demand; balances increased throughout 2Q • ~69% of decline in average deposits due to deliberate 1Q reduction in brokered time deposits • Net interest income impacted by lower Fed deposits from 1Q liquidity normalization & lower average loans; NIM increased • Modest net charge-offs of 9 bps; reserve ratio declined to 1.38% reflecting expected, manageable credit trends • Noninterest income benefited from favorable customer trends & absence of negative 1Q BSBY cessation impact • Noninterest expenses declined with lower salaries & benefits & FDIC expense, largely from the 1Q special assessment • Taxes impacted by higher pre-tax income & lack of 1Q favorable discrete items6 • Conservative approach to capital; maintained CET1 above our 10% strategic target 4©2024, Comerica Inc. All rights reserved.

55.4 54.0 52.8 51.4 51.1 50.8 51.9 6.18 6.34 6.38 6.33 6.32 2Q23 3Q23 4Q23 1Q24 2Q24 1Q24 2Q24 Loans Prioritizing responsible growth drove an inflection in balances throughout the quarter 2Q24 compared to 1Q24 1See Quarterly Average Loans slide for more details 2See Commercial Real Estate slide for more details Loans ($ in billions) Average loans decreased $0.3B1, or 0.6% - $291MM Equity Fund Services - $126MM Wealth Management + $145MM Commercial Real Estate2 Period-end loans increased $1.0B, or 2.0% + Included growth in most business lines with largest increases in National Dealer Services, Equity Fund Services & Environmental Services Pipeline remained strong throughout 2Q24 5©2024, Comerica Inc. All rights reserved. Loan Yields % Average Balances Period-end Loan Commitments Declined from 2023 Strategic Rationalization Efforts (period-end: $ in billions) 57.0 55.5 53.7 50.9 50.0 47% 47% 48% 49% 50% 2Q23 3Q23 4Q23 1Q24 2Q24 Utilization 64.3 65.9 66.0 65.3 63.1 63.6 62.5 2.37 2.90 3.12 3.28 3.23 2Q23 3Q23 4Q23 1Q24 2Q24 1Q24 2Q24 Deposits Successful strategy drove higher customer-related interest-bearing balances & improved pricing; retained favorable NIB mix 2Q24 compared to 1Q24 1Interest costs on interest-bearing deposits Deposit Rate1 % Average Balances ($ in billions) Average deposits decreased $2.3B, or 3.5% - $1.6B Brokered Time Deposits - $682MM General Middle Market - $220MM Corporate Banking + $206MM Retail Bank • Average interest-bearing decrease of $1.2B primarily due to $1.6B decline in brokered time deposits; Average noninterest-bearing decline of $1.1B • Cumulative interest-bearing deposit beta of 61% • 2Q24 average NIB at 40% of total deposits, impacted by success in growing interest-bearing deposits & cyclical pressure on NIB balances 6©2024, Comerica Inc. All rights reserved. Period-end Balances ($ in billions) 41% 39% Noninterest-bearing (NIB) Interest-bearing (IB)

Securities Portfolio Expect future maturities to enhance earnings power 6/30/24 Totals shown in graph above may not foot due to rounding 1Outlook for legacy portfolio as of 7/19/24 assuming 6/30/24 forward curve 2Amortized cost reflects securities at par net of repayments and remaining unaccreted discount or premium 3Estimated as of 6/30/24 Period-end 2Q24 portfolio decreased $0.6B • $323MM MBS payments & $250MM Treasury maturities • Average 2Q24 portfolio decreased $578MM • 3Q24: Estimated repayments ~$330MM MBS1 • Duration of 5.5 years3 • Extends to 6.0 years under +200bps instantaneous rate increase3 • Net securities-related AOCI unrealized loss modestly increased to $2.3B (after tax); expect unrealized loss to decline ~20% by 4Q251 Consistent Portfolio Strategy • Utilize natural portfolio attrition as liquidity source • Pledge portfolio as collateral to access wholesale funding as needed • 100% of portfolio is available-for-sale • No current intention to sell or restructure • Modest treasury reinvestments planned in FY24 to maintain collateral requirements • Expect non-treasury reinvestment potentially to resume ~year-end 2024 ©2024, Comerica Bank. All rights reserved. 7 Repayments created liquidity (period-end; $ in billions) 12.4 18.3 17.4 16.3 16.9 16.2 15.7 15.2 14.8 13.1 0.1 2.7 2.9 3.6 2.7 2.9 3.0 2.8 2.7 2.4 12.3 21.0 20.4 20.0 19.5 19.2 18.6 18.0 17.5 15.5 4Q19 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 4Q25 Valuation Adjustment Fair Value (Reported on Balance Sheet) Amortized Cost Without Reinvestment1 2 621 601 584 548 533 2.93 2.84 2.91 2.80 2.86 2Q23 3Q23 4Q23 1Q24 2Q24 Net Interest Income Lower Fed deposits & average loans offset reduced wholesale funding & improved interest-bearing deposit cost; NIM increased 2Q24 compared to 1Q24 1See BSBY Cessation Impacts slide for more details Net Interest Income ($ in millions) $548MM 1Q24 2.80% - 5MM - 7MM + 2MM Loans Lower balances Portfolio dynamics - 0.01 - 0.02 + 0.01 - 1MM Securities Portfolio + 0.00 - 42MM Fed Deposits - 0.10 + 12MM + 16MM - 4MM Deposits Interest-bearing balances & mix Rates + 0.07 + 0.09 - 0.02 + 21MM + 27MM - 3MM - 3MM Wholesale Funding FHLB advances Medium & long-term debt Rates, incl. swaps + 0.10 + 0.14 - 0.02 - 0.02 $533MM 2Q24 2.86% 8©2024, Comerica Inc. All rights reserved. Net impact due to rates: ($7MM) on Net Interest Income & (4bps) on the NIM BSBY Cessation: ($3MM) negative impact to Net Interest Income1 Net Interest Margin %

Interest Rate Sensitivity Well positioned to protect income as rates decline 6/30/24 1Received fix/pay floating swaps; maturities extend through 3Q30; Table reflects the ultimate swaps average notional balances & weighted average yields post CME LIBOR transition for terms of current & forward starting swaps currently under contract & assumes no future termination 2See BSBY Cessation Impacts slide for more details 3For methodology see Company’s Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis from our base case which utilizes June 2024 average balances 9©2024, Comerica Inc. All rights reserved. Swaps as of 6/30/241 ($ in billions; average; weighted average yield) • No new swaps added in 2Q24; $250MM forward starting swap went into effect 4/1/24 • Net unrealized swap losses in AOCI relatively flat with $3MM decline to $815MM at 6/30/24 (after-tax) • BSBY cessation & swap re-designation does not impact above table2 Estimated 12-Month Net Interest Income Impact Relative to Baseline 100 bps gradual decrease $28MM 100 bps gradual decrease & 60% incremental beta $47MM 100 bps gradual increase -$43MM 100 bps gradual increase & 60% incremental beta -$71MM Sensitivity Analysis as of 6/30/24 Rates UP Rates DOWN Loan Balances Modest increase Modest decrease Deposit Balances Moderate decrease Moderate increase Deposit Beta ~48% per incremental change Securities Portfolio Partial reinvestment of cash flows Hedging (Swaps) No additions modeled 6/30/24 Model Assumptions3 100 bps (50 bps avg) gradual, non-parallel rise 22.4 23.6 23.0 20.1 15.0 9.8 4.6 0.8 2.38% 2.50% 2.57% 2.68% 2.72% 2.85% 2.95% 2.97% FY23 FY24 FY25 FY26 FY27 FY28 FY29 FY30 186 154 178 217 226 0.33 0.29 0.34 0.43 0.44 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 2Q23 3Q23 4Q23 1Q24 2Q24 NPA/Loans % Credit Quality Decline in criticized loans, reserve & net charge-offs; migration remains manageable 2Q24 compared to 1Q24 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 2A portion of the TLS portfolio is also considered Leveraged & also reflected in the Leveraged data Nonperforming Assets Well Below Historical Averages ($ in millions) Reduction in Criticized Loans1 ($ in millions) 728 736 728 728 717 1.31 1.38 1.40 1.43 1.38 - 1.00 2.00 3.00 4.00 5.00 6.00 2Q23 3Q23 4Q23 1Q24 2Q24 ACL/Loans % Decline in Allowance for Credit Losses ($ in millions) 2,048 2,290 2,405 2,688 2,430 3.7 4.3 4.6 5.3 4.7 - 2.00 4.00 6.00 8.00 10.00 12.00 2Q23 3Q23 4Q23 1Q24 2Q24 Criticized/Loans % 10©2024, Comerica Inc. All rights reserved. Lower Net Charge-Offs (Recoveries) ($ in millions) Portfolios with Incremental Monitoring Business Line or Portfolio 6/30 Loans % of Total Loans % Criticized Key Drivers Commercial Real Estate Business Line $10.3B 19.9% 4.3% Elevated rates impacting valuations & interest reserves Leveraged $2.9B 5.6% 9.1% Elevated rates impacting debt service coverage Automotive Production $0.9B 1.6% 9.7% Material / freight inflation & elevated rates pressuring customer profitability Senior Housing $0.8B 1.5% 41.4% Under pressure from interest rates, inflation & occupancy TLS2 $0.7B 1.4% 23.7% Elevated rates, lower valuations & slow fundraising activity driving higher relative risk (2) 6 20 14 11 -0.01 0.05 0.15 0.10 0.09 (0.20) (0.15) (0.10) (0.05) - 0.05 0.10 0.15 0.20 0.25 0.30 2Q23 3Q23 4Q23 1Q24 2Q24 NCO/Loans %

Noninterest Income Growth in most customer-related income categories 2Q24 compared to 1Q24 1Includes Risk management hedging income related to price alignment (PA) received for Comerica’s centrally cleared risk management positions $6MM 2Q23, $17MM 3Q23, $18MM 4Q23, $13MM 1Q24, $17MM 2Q24; Includes Credit Valuation Adjustment (CVA) $1MM 2Q23, ($2MM) 3Q23, ($0.2MM) 4Q23, $0.4MM 1Q24, ($0.1MM) 2Q24; Includes gains/(losses) related to deferred comp asset returns of $4MM 2Q23, ($3MM) 3Q23, $8MM 4Q23, $6MM 1Q24, $0.5MM 2Q24 2See Comerica’s prior disclosures regarding BSBY cessation impact, beginning on January 8, 2024, for more details. Noninterest Income1 ($ in millions) 303 295 198 236 291 2Q23 3Q23 4Q23 1Q24 2Q24 Increased $55MM + $42MM risk management income benefit2 + $39MM BSBY cessation impact + $3MM risk management income (PA) + $7MM capital markets income + $7MM fiduciary income + $4MM brokerage fees - $5MM deferred compensation asset returns (offset in noninterest expenses) 11©2024, Comerica Inc. All rights reserved. 535 555 718 603 555 57.7 61.9 91.9 76.9 67.7 2Q23 3Q23 4Q23 1Q24 2Q24 Efficiency Ratio % Noninterest Expenses1 ($ in millions) Noninterest Expenses Committed to driving efficiency 2Q24 compared to 1Q24 1Includes modernization & expense recalibration initiatives $7MM 2Q23, ($14MM) 3Q23, $21MM 4Q23; FY23 $31MM; $1MM 1Q24, $2MM 2Q24; Includes gains/(losses) related to deferred comp plan of $4MM 2Q23, ($3MM) 3Q23, $8MM 4Q23, $6MM 1Q24, $2MM 2Q24; Variance may not foot due to rounding Decreased $48MM - $25MM salaries & benefits - $19MM stock-based compensation - $5MM payroll taxes - $5MM deferred compensation (offset in other noninterest income) - $3MM 401-K expense + $4MM severance costs + $3MM annual merit increases + $2MM staff insurance - $17MM FDIC insurance (primarily driven by special assessment) - $12MM other noninterest expense - $9MM consulting - $4MM operational losses - $3MM lower asset impairment costs + $4MM advertising 12©2024, Comerica Inc. All rights reserved. Notable Items in 2Q results • FDIC: $3MM expense related to estimated net increase in special FDIC assessment in addition to $16MM special assessment in 1Q24 • $2MM expense related to modernization & expense recalibration initiatives

(2.8) (2.0) (2.2) (2.3) (1.3) (0.6) (0.8) (0.8) (0.5) (0.4) (0.4) (0.4) 3Q23 4Q23 1Q24 2Q24 Securities Swaps Pension 6.36% 6.49% 1Q24 2Q24 Capital Management Maintained capital position above target CET1 of ~10%1 6/30/24 1Outlook as of 7/19/24 22Q24 estimated 3Considers AOCI for securities & pension & related RWA benefit utilizing 6/30/24 risk weighting. Does not assume other potential Basel III Endgame impacts (such as market risk, operational risk & changes to standard counter-party risk). 4Refer to reconciliation of non-GAAP financial measures in appendix 5Represents the impact of $3.5B in AOCI on common equity and $2.4B in corresponding impacts to total assets 11.48% 11.55% 7.0% 1Q24 2Q24 CET12 Tier 12 12.01% 12.08% 8.5% 1Q24 2Q24 Regulatory Minimum + Capital Conservation Buffer (CCB) 13©2024, Comerica Inc. All rights reserved. 5.7 5.8 1Q24 2Q24 Common Equity ($ in billions; period-end) Tangible Common Equity Ratio4 7.12% 7.24% 1Q24 2Q24 Common Equity Ratio Accumulated Other Comprehensive Income ($ in billions) Scenarios Est. AOCI Increase / (Decrease) Rate shock + 100 bps Static balances ($1.2B) Rates shock - 100 bps Static balances $1.2B Estimated Change in AOCI Derived Simulated Sensitivity Analysis for Securities & Swap Portfolios 2Q24: AOCI impact5 of (402 bps) AOCI impact5 of (407 bps) AOCI impact of ($3.5) Basel III Endgame Capital Considerations We are not subject to these proposed rules with ~$80B in assets as of 6/30/24. If subject to proposed Basel III Endgame capital requirements relating to AOCI opt-out changes, our estimated CET1 would exceed regulatory minimums & conservation buffer as of 6/30/243. 7.99% Estimated CET1 with AOCI opt-out 8.08% Expect unrealized loss to decline 27% by 4Q25 14©2024, Comerica Inc. All rights reserved. Direct Express Program update: Preliminary notification of non-selection • Summary: Comerica Bank is the exclusive issuer of the Direct Express debit card for approximately 4.5 million federal benefit recipients as of June 30, 2024. • Driving Financial Inclusion: Helping the U.S. Department of the Treasury, Bureau of the Fiscal Service (U.S. Treasury) provide recipients ready, safe access to their government benefits was the founding mission of the Direct Express Program. The prepaid card program is intended to deliver benefits more cost effectively and securely and to be an on- ramp to financial inclusion for millions of unbanked Americans, providing recipients the tools they need to participate fully in the economy. • Renewal History: In 2008, 2014 and again in 2020, Comerica Bank was selected by the U.S. Treasury as the Financial Agent for their Direct Express Debit MasterCard Program. Comerica Bank’s contract with the U.S. Treasury expires in early 2025. • Strong Customer Satisfaction: Since inception of the program, Comerica has achieved a 90% (or better) cardholder satisfaction rating. • Prioritizing Security: Since 2013, the U.S. Treasury has required all federal benefit recipients (with a few grandfathered exceptions) to receive their monthly benefits electronically, either by direct deposit or through the Direct Express debit card. With 100% of cardholders using EMV chip and PIN, it can be considered one of the most secure prepaid cards in the industry. Program Overview Financial Metrics Program Status • Balances: ~$3.3B in 2Q24 average deposit balances (large fluctuations throughout the quarter due to timing cause ending balances to vary). • Intra-month Patterns: Comerica Bank receives most of the deposit balances on the 1st and 3rd days of each month (subject to change based on weekends or holidays). • Peaks & Troughs: In June 2024, highest balance was $4.8B & lowest balance was $2.8B. • Income Statement: • $137MM FY23 & $29MM 2Q24 noninterest income (card fees) • $138MM FY23 & $29MM 2Q24 direct expenses primarily in outside processing fees, but also includes professional fees, operational losses, staff expenses & other fees • Re-Bid: We received a preliminary notification that Comerica Bank has not been selected to continue serving as the Financial Agent to support the program following contract expiration. • Transition Plan: If the preliminary non-selection of Comerica Bank remains the final disposition, we expect the formal transition plan for managing accounts & deposits to be agreed upon once contract negotiations are finalized with the new provider. We do not currently expect this transition to impact 2024 deposits, noninterest income or noninterest expenses. • Next Steps: We intend to continue to support our customers through the transition & prioritize efforts to drive deposits. 4.8 Stars1 1Apple App Store as of 7/11/24

Deposit Initiatives: Prioritizing targeted efforts to drive balances aligned with core relationship strategy ©2024, Comerica Inc. All rights reserved. Small Business Investment Treasury Management & Payments Leveraging Card Capabilities Enhanced On-Line Deposit Capabilities Targeted Focus on Deposit-Rich Customers FY24 vs FY23 Average loans -4% full year average, impacted by 2023 rationalization efforts & muted 1H24 loan demand; +2% point to point (Dec ‘23 to Dec ’24) driven by broad-based growth in the second half of 2024 Average deposits -3% full year average; project relatively flat average brokered time deposits (FY23 avg to FY24 avg) -2% point to point (Dec ’23 to Dec ‘24), assumes brokered deposits relatively consistent point to point Net interest income1 -14%, cyclical noninterest-bearing deposit pressures, lower average loans & modest increase in deposit betas Credit quality Continued credit normalization, expect NCOs to approach the lower end of the 20 to 40 bps range Noninterest income +1 to +2%, driven by notable items, assumes deferred comp2 & CVA do not repeat after 2Q24; -1%, adjusting for BSBY & Ameriprise transition Noninterest expenses -2 to -3%, driven by notable items, assumes deferred comp2 does not repeat & lower pension ($19MM year over year benefit); +4% adjusting for FDIC special assessment, Ameriprise transition, expense re-calibration & modernization Tax FY tax rate ~24%, excluding discrete items Capital Expect to maintain capital well above our CET1 target of 10% through year-end 2024 Management Outlook Assumes no change in current economic environment ©2024, Comerica Inc. All rights reserved. 16 3Q24 vs. 2Q24 Average loans +1%, broad-based momentum Average deposits +1%, higher brokered time deposits more than offsetting NIB pressures Net interest income1 -2 to –3%, or -1% excluding BSBY impact; reflects NIB pressures & modest increase in deposit betas Noninterest income3 -3 to -4% driven largely by lower non-customer income Noninterest expense4 +3 to +4% on both reported & adjusted basis; reinvestment of savings into headcount 6/30/24 Outlook as of 7/19/24 & guidance compares to reported 2023 values unless otherwise indicated. 1Utilizing 6/30/24 forward curve 2Deferred comp FY23 $13MM 3Assumes 2Q24 deferred comp of $0.5MM does not repeat 4Assumes 2Q24 deferred comp of $2MM does not repeat

©2024, Comerica Inc. All rights reserved. Positioned for the Future Strong foundation & strategy create opportunity for enhanced returns over time • Proven credit results Outperformance through cycles Top quartile 1Q24 charge-off performance amongst peers1 & strong 2Q results Metrics below historical averages • Solid capital position 11.55% CET1, well above target Adjusting for AOCI opt out, 2Q24 CET1 exceeded regulatory minimums & buffers • Abundant liquidity Normalized cash position Reduced wholesale funding significantly Preserved substantial capacity • Attractive deposit franchise Peer leading NIB mix1 Compelling Treasury Management cross- sell Leveraging strong foundation • Targeted market, MSA focused strategy In 14 of the 15 largest2 & 8 of the 10 fastest growing markets3 Investments in TX & the southeast align with market growth trends • Diversified business Leading bank for business with strong retail & wealth management capabilities Selective business mix with specialized verticals where we demonstrate differentiated value proposition Enhances opportunity for consistent & strong returns • Tenured colleagues Experienced colleagues deliver value-add, industry expertise Business leaders average >24 yrs, RMs 11 yrs, GMs 19 yrs4 Reinforces consistency for our customers & high level of customer service Executing on differentiated strategy • Favorable earnings trajectory Structural projected benefit to NII beginning in 2H24 from maturing swaps & repayment of securities5 • Select strategic investments Focus on noninterest income to drive capital efficient revenue (Payments, Capital Markets & Wealth Management) Targeted market expansion to enhance growth Granular Small Business deposit strategy Continued focus on enhanced risk framework • Balance sheet expansion Focus on responsible, balanced growth Projected broad based 2H increase in loans & deposits5 Driving responsible growth 1Source for peer data: S&P Global Market Intelligence & company press releases 2U.S. Census Bureau; by population 2023. Includes all locations with employees & offices 32023 vs 2022 by number of people 4As of 7/19/24 5Outlook as of 7/19/24 17 APPENDIX

What Our Customers Say… “Working with Comerica has consistently been a fantastic experience for our small business.” – Small Business Customer “Comerica has created a lot of flexibility in our operating model so that we could make decisions to further our growth.” – TLS Customer “Comerica actually put a plan together to help us…They saw what we wanted to do.” – Commercial Bank Customer ©2024, Comerica Inc. All rights reserved. The Right Balance Positioned to effectively meet the unique needs of our target customers Experienced & tenured team delivering consistency to our relationships across markets & businesses Tailored solutions & customized product offerings to meet our customers needs Localized advice for our customers Industry expertise adding unique value to customers across core businesses & specialized verticals Comprehensive suite of products & services including credit capacity, treasury management, & capital market solutions Community engagement recognizing we all play a role in advancing the markets & communities we serve Large B ank C apabilitiesSm al l B an k Se rv ic e 19 Commercial Bank 86% 10% 4% Commercial Bank Wealth Management Retail Bank 49% 6% 39% 6% Commercial Bank Wealth Management Retail Bank Other ©2024, Comerica Inc. All rights reserved. Diversified Businesses Unique & complementary model Loans1 Deposits1 1See Quarterly Average Loans & Quarterly Average Deposits slides for more details, respectively 20 Wealth Management Deliver a first-class commercial solution as a “Leading Bank for Business” including a robust digital suite Grow Middle Market, Business Banking & Specialty Businesses in which we have expertise Generate capital- efficient fee income Focus on organic & other strategic growth opportunities Deliver a high level of service to customers across all touchpoints Provide important funding source for the Corporation in terms of size, granularity & deposit diversification Retail Bank Cohesive relationship strategy across our divisions unlocks the value of our franchise

Primary Markets Other Markets Office Locations Diversified Geographic Footprint Texas • Established: 1988 • #2 largest state GDP • Business friendly environment • Dallas-Fort Worth, Houston, Austin, San Antonio California • Established: 1991 • #1 largest state GDP • Deep industry expertise • L.A., San Diego, San Jose, San Francisco Michigan • Established: 1849 • #14 largest state GDP • Large retail deposit base • Detroit, Ann Arbor, Grand Rapids, Lansing Offices Across U.S. Southeast • Strong population growth & manufacturing base • 3 commercial offices in Raleigh, Winston-Salem & Charlotte • New offices in SC & GA • Serving customers in FL, GA, NC, TN, SC & VA Mountain West • Fast growing economy, attractive climate • 1 office in Denver • Serving customers in AZ & CO International Presence • Our North America platform enables us to fulfill the U.S., Mexican & Canadian dollar-based needs of our customers 21©2024, Comerica Inc. All rights reserved. Large, higher growth urban markets Highly integrated, cost-effective platformPredominance of middle market companies & wealth management opportunities 36% 26% 14% 24% MI CA TX Other Markets 22% 36% 25% 17% MI CA TX Other Markets Loans1 Deposits1 1See Quarterly Average Loans & Quarterly Average Deposits slides for more details, respectively 22©2024, Comerica Inc. All rights reserved. BSBY Cessation Impacts Actual Projected1 4Q23 1Q24 2Q24 3Q24 4Q24 FY24 FY25 FY26 FY27 FY28 Total Net Interest Income Impact $2.8MM $2.7MM ($3.1MM) ($9.0MM) $16.2MM $6.9MM $83.5MM $26.5MM $8.4MM $1.9MM $130.1MM Gain / (Loss) in Other Noninterest Income ($91.3MM) ($38.8MM) - - - ($38.8MM) - - - - ($130.1MM) Pre-Tax Income Impact ($88.5MM) ($36.0MM) ($3.1MM) ($9.0MM) $16.2MM ($31.9MM) $83.5MM $26.5MM $8.4MM $1.9MM $0.0MM • Accounting Impact: Temporary loss of hedge accounting due to pending cessation of BSBY caused the recognition of unrealized losses in 4Q23 & 1Q24 & impacts net interest income. AOCI losses recognized in earnings over 12 months but accreted back to income over original life of swap. • Financial Impact: • No economic impact as these losses are re-couped over time; ~90% of impact expected to accrete back by YE2026 • Pre-tax gains or losses related to this accounting treatment impact CET1, but not Tangible Common Equity • Normal pay / receive cash flows remain uninterrupted 1Projected non-cash net impact of amortization & accretion; included in Outlook unless otherwise indicated in an adjustment. Majority of losses expected to accrete back in 2025 & 2026

23©2024, Comerica Inc. All rights reserved. Net Interest Income Expected Securities Repayments & Maturities2 ($ in millions) 564 590 460 490 551 473 1.64% 1.50% 1.32% 1.36% 1.26% 1.32% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Contractual Swap Notionals as of 6/30/241 ($ in billions; average; weighted average yield) Swap & securities attrition expected to create tailwind into 2025 Project 12 bps point to point higher yield & $1.1B lower notional from 2Q24 to 4Q25; lessens pressure on NII Deployment of liquidity from repayment of lower yielding securities expected to benefit NII, only partially offset by reinvestment 6/30/24 1Received fix/pay floating swaps; maturities extend through 3Q30; Table assumes no future terminations 2Outlook as of 7/19/24 23.5 23.6 23.4 23.3 22.9 22.4 2.51% 2.54% 2.55% 2.55% 2.57% 2.61% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 ©2024, Comerica Inc. All rights reserved. Liquidity Abundant liquidity & funding capacity enhances flexibility 6/30/24 1Securities at the FHLB are incremental to Unencumbered Securities at Market Value 2Total Liquidity Capacity amounts may not foot due to rounding 24 • Repaid $3.5B of wholesale funding (average): • $1.9B in maturing FHLB advances • $1.6B in brokered time deposits • Scheduled FHLB Maturities of $1B annually from 2025-2028 Source (6/30/24) $ in billions Amount or Total Capacity Remaining Capacity Cash 3.9 3.9 FHLB (securities1 & loan collateral) 17.2 12.0 Unencumbered Securities at Market Value 8.2 8.2 Discount Window (loan collateral) 17.4 17.4 Total Liquidity Capacity2 $41.4 billion Total Liquidity Capacity (ex. Discount Window)2 $24.0 billion Low Unsecured Debt Obligations (Debt Maturities, $ in millions) 83% 86% 50% 60% 70% 80% 90% 100% 110% 120% 130% 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 1Q 24 2Q 24 Loan to Deposit Ratio Below Historical Average (period-end) 500 350 400 550 1,000 500 2024 2025 2026 2027 2028 2029 2030 2033

= Total Fixed Rate (55%) Business Line 2Q24 1Q24 2Q23 Middle Market General $11.6 $11.5 $12.9 Energy 1.4 1.4 1.5 National Dealer Services 5.7 5.7 5.8 Entertainment 1.1 1.1 1.1 Tech. & Life Sciences 0.7 0.7 0.9 Equity Fund Services 1.7 2.0 3.4 Environmental Services 2.5 2.4 2.4 Total Middle Market $24.7 $24.8 $28.1 Corporate Banking US Banking 4.0 4.1 4.5 International 1.5 1.5 1.7 Commercial Real Estate 10.3 10.2 8.9 Mortgage Banker Finance -- 0.1 1.5 Business Banking 3.2 3.1 3.1 Commercial Bank $43.7 $43.9 $47.9 Retail Bank $2.3 $2.3 $2.2 Wealth Management $5.0 $5.2 $5.3 TOTAL $51.1 $51.4 $55.4 Quarterly Average Loans $ in billions Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. 1Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets 2Fixed rate loans include $23.4B receive fixed/pay floating (30-day) SOFR, BSBY & Prime interest rate swaps; Forward dated hedges are excluded 3Includes ~3.4% of Daily SOFR By Market 2Q24 1Q24 2Q23 Michigan $11.5 $11.7 $12.6 California 18.2 18.4 18.8 Texas 12.8 12.6 12.3 Other Markets1 8.6 8.8 11.8 TOTAL $51.1 $51.4 $55.4 ©2024, Comerica Inc. All rights reserved. 25 Fixed Rate 10% Synthetically fixed from swaps 45% -Day Rate 36% 90-Day+ Rate 6% Prime-based 3% 2 Loan Portfolio (2Q24 Period-end) 3 $51.9B Quarterly Average Deposits $ in billions Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. 1Finance/Other includes items not directly associated with the geographic markets or the three major business segments 2Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets Business Line 2Q24 1Q24 2Q23 Middle Market General $16.7 $17.4 $16.1 Energy 0.3 0.3 0.5 National Dealer Services 0.9 0.9 1.0 Entertainment 0.4 0.4 0.3 Tech. & Life Sciences 2.9 3.1 3.4 Equity Fund Services 0.8 0.8 1.0 Environmental Services 0.3 0.4 0.3 Total Middle Market $22.3 $23.2 $22.6 Corporate Banking US Banking 2.0 2.1 1.4 International 1.9 2.0 1.8 Commercial Real Estate 1.5 1.4 1.4 Mortgage Banker Finance -- 0.1 0.4 Business Banking 3.5 3.5 3.4 Commercial Bank $30.9 $32.0 $30.8 Retail Bank $24.6 $24.4 $24.0 Wealth Management $4.0 $3.9 $3.9 Finance / Other1 $3.3 $4.8 $5.4 TOTAL $63.1 $65.3 $64.3 By Market 2Q24 1Q24 2Q23 Michigan $22.5 $23.2 $21.9 California 16.4 16.3 16.0 Texas 9.2 9.4 9.4 Other Markets2 11.6 11.6 11.6 Finance / Other1 3.3 4.8 5.4 TOTAL $63.1 $65.3 $64.3 ©2024, Comerica Inc. All rights reserved. 26 Commercial Noninterest- bearing 28% Commercial Interest- bearing 31% Retail Interest- bearing 29% Retail Noninterest- bearing 12% Strong Deposit Mix: 40% Noninterest-bearing (2Q24 Average) Total $63.1B

2Q24 compared to 1Q24 1Represents uninsured deposits using total deposits at the consolidated level for Comerica Inc. & subsidiaries, which is consistent with the presentation on the consolidated balance sheet, & excludes uninsured deposits eliminated in consolidation 26/30/24 is estimated 3As of 6/30/24 4Includes consumer & small business ©2024, Comerica Inc. All rights reserved. Attractive Deposit Profile Targeted focus on relationship deposits Better Risk Characteristics Compared to 2022 • Less concentrated in more vulnerable businesses • Lower price sensitivity • Lower percent of uninsured & excess deposits • Retained strong mix of 40% average noninterest-bearing Stronger Profile than Pre-Pandemic ($ in billions) YE 2019 YE 2022 6/30/2024 Loan-to-Deposit Ratio 88% 75% 83% Total Deposits (Period-end) $57.3 $71.4 $62.5 % Uninsured Deposits Per Call Report Adjusted for Affiliate Deposits1 60% 54% 64% 57% 47%2 41%2 Stable & Tenured Core Deposit Base3 Diversified Across Markets & Businesses • Highest concentrations in Retail Consumer (30%), Middle Market Lending (13%) & Small Business Banking (9%), inherently diversified business lines • Geographically dispersed Holistic, Connected Relationships • ~91% of Commercial Bank noninterest-bearing deposits utilize Treasury Management services; ~91% have ECA • Average Middle Market relationship has >7 Treasury Management products • ~89% Retail customers have checking account4 Tenured • Average Middle Market relationship >15 years • Average Retail relationship ~16 years4 Active Operating Accounts • Average Middle Market relationship deposit balances of ~$4MM (includes ~$2MM in noninterest-bearing) • Average Retail customer checking account balance of ~$28K4 Commercial Bank 49%Retail Bank 39% Wealth Management 6% Other 6% Diversified Deposit Base (2Q24 average) 27 Shared National Credit (SNC) Relationships Credit quality of our SNC relationships better than portfolio average • SNC loans increased $346MM compared to 1Q24 • SNC relationships included in business line balances; we do not have a dedicated SNC line of business • Approximately 700 borrowers • Comerica is agent for 29% of loans • Strategy: Pursue full relationships with ancillary business • Adhere to same credit underwriting standards as rest of loan book • Only ~3% of SNCs were criticized • ~14% of SNCs were leveraged Period-end Loans ($ in billions) Commercial Real Estate $1.0 9% Corporate Banking $2.7 23% Equity Fund Services $0.7 6%Tech. & Life Sciences $0.2 1% General Middle Market $2.7 23% National Dealer Services $1.3 11% Energy $1.3 11% Entertainment $0.7 6% Environmental Services $1.2 10% = Total Middle Market (68%) Total $11.9B 28©2024, Comerica Inc. All rights reserved. 6/30/24 SNCs are facilities greater than $100 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level

Year-over-Year growth of our Refer-a- Friend program, supporting customer and deposit growth 205%2 Investing for Growth with 3 Key Initiatives Elevating Small Business Strategic investment in sales coverage, marketing & essential technology to enable growth. Enabling Performance Reimagined roles, expectations and behaviors drive consistency in customer engagement & experience. Modernizing for Growth Harness digital investments to transform experience, drive growth & expand into new markets. 107 6 $1.4B1 Dollars in Small Business Lending commitments in communities across the Comerica footprint Small Business Bankers, serving communities within the Comerica Bank footprint 6x2 Year-over-Year increase of customer Financial Wellness ©2024, Comerica Inc. All rights reserved. 29 The Retail Bank: More than a Leading Bank for Business Banking Personal & Small Business customers in growth markets across the US 6/30/24 12023 Annual Community Support 212/31/23 compared to 12/31/22 Aspirational Target for Small Business: Top 10 market share in all major markets; currently 3rd in Michigan Aspirational Target for Personal Banking: Scored Loans & LOCs, 2 Maximize Treasury Bundles, Zelle, Comerica SizeUp Small Businesses People New Products Community Support 39% at 6/30/24 ~$28K Avg. Customer Deposits 82% Personal Customers ~380 Banking Centers 28 Districts 5 Regions Alternative Channels: •Contact Center •ATM / ITM •Online & Mobile ©2024, Comerica Inc. All rights reserved. Wealth Management Leading the way to your business and personal success Performance 43%: Comerica Advisor Solutions YOY sales growth 1/1/2024 – 6/30/2024 41%: YOY sales growth in Private Wealth Investment Management & Trust1 11%: YOY revenue growth in Private Wealth Specialty Fiduciary1 7%: YOY balance growth in average Loans1 Comerica Financial Advisors $14B: Successfully converted assets to the Ameriprise platform offering our clients premium technology, products, services, financial planning, & research capabilities as of November 2023 (date of conversion) $27B: Comerica Financial Advisors assets as of June 2024 90%: Advisor retention rate leading up to & through conversion $5MM: Since initiating our new recruiting model at the end of Q1 2024, we have signed offers & onboarded advisors with >$5MM in trailing annual revenue. Our pipelines are at a historical high point. Expansion 124: New Relationships added to Private Wealth in 2024 • Average client balances: $3.6MM • Average client revenue: $31K $3B: Successfully recruited a Wealth team with $3B in total relationship balances in Q3’2023 40%: Penetration rate into our Middle Market channel, broadening our reach & overall Bank client wallet share; up 6% YOY1 Let us Raise Your Expectations of Wealth Management Get started with concierge-style services & first-class privileges you deserve 1 Full year 2023 versus full year 2022 30

Total CMA Office Exposure • Not primary strategy: Total CMA office loans of $746MM, or <1.5% of total loans; outstandings within CRE LOB of $452MM, or <1% of total CMA loans • Selective geography: Urban in-fill & suburban strategy • Majority recourse: Strong sponsors critical to underwriting • Monitoring credit: Criticized loans totaling ~$132MM (or ~18% of total office portfolio) Multifamily 48% Industrial / Storage 34% Retail 5% Office 5% Single Family 1% Other 3% Land Carry 2% Multi use 2% Commercial Real Estate Business Line Growth driven by multifamily & industrial projects; excellent credit quality 6/30/24 1Excludes CRE business line loans not secured by real estate 2Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories Primarily Lower Risk Multifamily & Industrial1 (2Q24 period-end) Total $9.7B Strong Credit Profile Driven by: • Long history of working with well-established, proven developers; >90% of new commitments from existing customers • Experienced relationship team; average tenure: • CRE line of business leadership: ~27 years • Relationship managers: ~19 years • CRE credit approval team: ~25 years • Significant up-front equity required (typically averaging 35-40%, often from institutional investors) • ~70% has recourse • Majority of commitments are construction • Primary strategy is financing development of Class A, urban infill multi-family & warehouse distribution in major sun belt metros (32% CA, 27% TX, 12% Southeast, 11% Southwest) • Modest credit migration driven by elevated rate environment, but remained very manageable • >50% of the portfolio maturing by the end of 2025 • 4th consecutive quarter of lower commitments ©2024, Comerica Inc. All rights reserved. 31 Excellent Credit Quality in Commercial Real Estate Business No significant net charge-offs since 2014 ($ in millions) 2Q23 3Q23 4Q23 1Q24 2Q24 NAL 0.9 0.0 18 18 18 Criticized2 246 458 481 443 448 % Criticized 2.7% 4.8% 4.8% 4.3% 4.3% NCO (Recoveries) (0.13) (0.70) (0.38) (0.01) (0.26) 32©2024, Comerica Inc. All rights reserved. Total Office Portfolio Not a primary strategy Geographic Diversification By State $ millions 6/30/24 California $301.1 Texas 228.4 Michigan 61.4 Washington 39.7 Arizona 34.4 Nevada 11.9 Georgia 4.7 Illinois 4.4 Florida 1.5 Subtotal 687.5 Other1 58.7 Total Loans $746.2 Key Office Portfolio Metrics $ millions 6/30/24 3/31/24 Total Loans $746.2 $821.7 Avg Loan Outstanding $5.0 $5.7 Net Charge Offs 0.5% 0% Delinquencies2 2% 0% Non-Performing Loans 3% 3% Criticized Loans 18% 19% 6/30/24 1Other includes 3 loans to funds secured by multiple properties 2Loans 30 days or more past due

33©2024, Comerica Inc. All rights reserved. Multi-family Portfolio Geographic Diversification By State $ millions 6/30/24 California $1,649.2 Texas 1,397.5 Florida 372.6 Arizona 240.7 Washington 226.8 North Carolina 194.8 Michigan 148.9 Oregon 147.8 Colorado 146.4 Subtotal 4,524.7 Other1 456.6 Total Loans $4,981.3 Key Multi-family Portfolio Metrics $ millions 6/30/24 3/31/24 Total Loans $4,981.3 $4,834.2 Avg Loan Outstanding $16.7 $16.2 Net Charge Offs 0% 0% Delinquencies2 0% 0% Non-Performing Loans 0% 0% Criticized Loans 5% 4% 6/30/24 1Other includes various other states 2Loans 30 days or more past due 46% 28% 10% 7% 9% California LA County Bay Area Orange County Sacramento County Other 44% 32% 15% 9% Texas DFW Austin Houston San Antonio Energy Primarily E&P exposure 6/30/24 1Includes Services of 2Q23 $21MM; 3Q23 $27MM; 4Q23 $11MM; 1Q24 $10MM; 2Q24 $8MM Period-end Loans ($ in millions) 1,168 1,127 1,070 1,048 1,109 312 310 312 310 300 1,480 1,437 1,382 1,358 1,409 2Q23 3Q23 4Q23 1Q24 2Q24 Midstream Exploration & Production1 ©2024, Comerica Inc. All rights reserved. 34 • Exposure $3.4B / 40% utilization • Hedged 50% or more of production • At least one year: 72% of customers • At least two years: 44% of customers • Focus on larger, sophisticated E&P and Midstream companies • E&P: • 58% Oil-focused • 23% Natural Gas focused • 19% Oil/Gas balanced • Excellent credit quality • <1% Criticized loans • $(9.4MM) Net recoveries

Toyota/Lexus 12% Honda/Acura 11% Ford 6% GM 7% Jaguar/Land Rover 6% Stellantis 9% Mercedes 7% Nissan/ Infiniti 3% Other European 13%Other Asian 8% Other 18% National Dealer Services 75+ years of floor plan lending 6/30/24 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Franchise Distribution (Based on period-end loan outstandings) • Top tier strategy • National in scope • Focus on “Mega Dealer” (five or more dealerships in group) • Strong credit quality; Robust monitoring of company inventory & performance • Floor Plan remained below historical averages 2.8 1.9 2.2 2.0 1.2 0.6 0.6 0.6 0.8 1.0 1.2 1.4 1.7 1.7 2.1 2.0 2.2 6.2 5.3 5.5 5.3 4.4 3.8 3.9 4.1 4.5 4.8 5.1 5.4 5.8 5.8 6.0 5.7 5.7 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 Floor Plan Average Loans ($ in billions) Total $6.1B 1 ©2024, Comerica Inc. All rights reserved. 35 3,408 3,281 3,312 3,070 2,933 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2Q23 3Q23 4Q23 1Q24 2Q24 909 832 791 713 724 2Q23 3Q23 4Q23 1Q24 2Q24 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 6/30/24 Average Loans ($ in millions) • Manage concentration to numerous verticals to ensure widely diversified portfolio • Closely monitor cash balances & maintain robust backroom operation • 10 offices throughout US & Canada Strong Loan to Deposit Ratio Relative to Other Business Lines ($ in millions) Growth 58% Early Stage 13% Late Stage 29% Customer Segment Overview (approximate; 2Q24 period-end loans) Total $747MM ©2024, Comerica Inc. All rights reserved. 36

Equity Fund Services Strong relationships with top-tier Private Equity firms 6/30/24 • Customized solutions for Private Equity & Venture Capital firms • Credit Facilities (Funds, General Partners, Management Companies) • Treasury Management • Capital Markets, including Syndication • Customers in the US & Canada • Well-diversified across funds with various industry strategies • Drives connectivity with other teams • Middle Market • Commercial Real Estate • Environmental Services • Energy • TLS • Private Banking • Strong credit profile • No charge-offs • No criticized loans Average Balances ©2024, Comerica Inc. All rights reserved. 37 3,378 2,815 2,453 1,981 1,690 1,631 1,997 2Q23 3Q23 4Q23 1Q24 2Q24 1Q24 2Q24 Period-end Balances Loans ($ in millions) Environmental Services Department Experienced team; specialized industry, committed to growth 6/30/24 • 15+ year experienced team with 20+ year management tenure • Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions • Focus on middle market-sized companies with full banking relationships • Historically strong credit quality Waste Management & Recycling (~75% of loan portfolio) • Insight & expertise with: • Transfer stations, disposal & recycling facilities • Commercial & residential waste collection • Financing for M&A and growth capital Renewable Energy Solutions (~25% of loan portfolio) • Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade • Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage 2,418 2,383 2,365 2,376 2,452 2Q23 3Q23 4Q23 1Q24 2Q24 Average Loans ($ in millions) ©2024, Comerica Inc. All rights reserved. 38

©2024, Comerica Inc. All rights reserved. Comerica’s Core Values Trust OwnAct To raise expectations of what a bank can be for our colleagues, customers & communities 39 40©2024, Comerica Inc. All rights reserved. Descriptions of Notable Items Subject Description Impact of BSBY cessation announcement • On November 15, 2023, Bloomberg Index Services Limited (“BISL”) officially announced the future permanent cessation of Bloomberg Short-Term Bank Yield Index (“BSBY”) on November 15, 2024. • This announcement resulted in a temporary loss of hedge accounting for a portion of cash flow hedges, driving recognition of unrealized losses related to applicable swaps previously in AOCI in 4Q23 & 1Q24 & an impact to net interest income expected quarterly from 4Q23 through 2028. FDIC special assessment • CMA recorded expense related to the FDIC’s Deposit Insurance Fund (DIF) special assessment in 4Q23, 1Q24 & 2Q24. Modernization & expense recalibration initiatives • Actions taken to transform the retail banking delivery model, align corporate facilities, optimize technology platforms, enhance earnings power & create capacity for strategic & risk management investments resulted in severance charges.

41©2024, Comerica Inc. All rights reserved. Details for Outlook Financial Metric Full Year 2023 + / - Adjustments Identified on Outlook Slide Noninterest Income • +$91MM BSBY cessation loss • -$23MM full-year salaries & commissions for Ameriprise partnership prior to presentation impact Noninterest Expense • -$109MM special one-time FDIC assessment • -$25MM expense recalibration initiative related charges • -$23MM full-year salaries & commissions for Ameriprise partnership prior to presentation impact Financial Metric Second Quarter 2024 + / - Adjustments Identified on Outlook Slide Noninterest Expense • -$3MM special FDIC assessment • -$2MM expense recalibration & modernization initiative related charges Net Interest Income • $3MM BSBY accretion Reconciliations ©2024, Comerica Inc. All rights reserved. 42 (period-end, millions, except per share data) 2Q24 1Q24 4Q23 3Q23 2Q23 Tangible Common Equity Total shareholders’ equity $6,161 $6,050 $6,406 $4,972 $5,595 Less fixed-rate non-cumulative perpetual preferred stock $394 $394 $394 $394 $394 Common shareholders’ equity $5,767 $5,656 $6,012 $4,578 $5,201 Less goodwill $635 $635 $635 $635 $635 Less other intangible assets $7 $8 $8 $8 $8 Tangible common equity $5,125 $5,013 $5,369 $3,935 $4,558 Total assets $79,597 $79,444 $85,834 $85,706 $90,761 Less goodwill $635 $635 $635 $635 $635 Less other intangible assets $7 $8 $8 $8 $8 Tangible assets $78,955 $78,801 $85,191 $85,063 $90,118 Common equity ratio 7.24% 7.12% 7.00% 5.34% 5.73% Tangible common equity ratio 6.49% 6.36% 6.30% 4.62% 5.06% Tangible Common Equity Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends.

©2024, Comerica Inc. All rights reserved. Uninsured Deposits Comerica believes that the presentation of uninsured deposits adjusted for the impact of affiliate deposits provides enhanced clarity of uninsured deposits at risk. Total uninsured deposits as calculated per regulatory guidance and reported on schedule RC-O of Comerica Bank’s Call Report include affiliate deposits, which by definition have a different risk profile than other uninsured deposits. The amounts presented below remove affiliate deposits from the total uninsured deposits number. Reconciliations Continued Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends. 1Diluted earnings per common share (period-end; millions) 2Q24 1Q24 4Q23 2Q23 (A) Total uninsured deposits, as calculated per regulatory guidelines $29,509 $30,481 $31,485 $31,627 (B) Affiliate deposits $3,882 $3,966 $4,064 $4,412 (A-B) Total uninsured deposits, excluding affiliate $25,627 $26,515 $27,421 $27,215 43 Adjusted Earnings Per Share1 Comerica believes that the presentation of adjusted earnings per share provides a greater understanding of ongoing operations and financial results by removing the impact of notable items. Notable items are meaningful because they provide greater detail of how certain events or initiatives affect Comerica’s results for a more informed understanding of those results. (per share) 2Q24 1Q24 2Q23 Earnings per common share 1.49 0.98 2.01 Net BSBY cessation hedging losses 0.01 0.21 -- FDIC special assessment 0.02 0.09 -- Modernization & expense recalibration initiatives 0.01 0.01 0.04 Adjusted earnings per common share 1.53 1.29 2.05 Holding Company Debt Rating As of 7/11/24 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A- - M&T Bank Baa1 BBB+ A BOK Financial Baa1 BBB+ A Fifth Third Baa1 BBB+ A- Huntington Baa1 BBB+ A- Regions Financial Baa1 BBB+ A- Citizens Financial Group Baa1 BBB+ BBB+ Comerica Baa1 BBB A- KeyCorp Baa2 BBB BBB+ Webster Financial Baa2 BBB - First Horizon National Corp Baa3 - BBB Western Alliance Ba1 - BBB- Synovus Financial - BBB- BBB ©2024, Comerica Inc. All rights reserved. 44

Bank Debt Rating As of 7/11/24 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A - Fifth Third A3 A- A- Huntington A3 A- A- M&T Bank Baa1 A- A BOK Financial Baa1 A- A Regions Financial Baa1 A- A- Citizens Financial Group Baa1 A- BBB+ Comerica Baa1 BBB+ A- KeyCorp Baa1 BBB+ BBB+ Webster Bank Baa2 BBB+ - Western Alliance Baa2 - BBB- Zions Bancorporation Baa2 BBB+ BBB+ First Horizon National Corp Baa3 - BBB Synovus Financial Baa3 BBB BBB ©2024, Comerica Inc. All rights reserved. 45 Thank You ©2024, Comerica Inc. All rights reserved.